UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

WHITE FOX VENTURES INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-178624	37-1640902
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

387 Park Avenue, 5th Floor
New York, NY  10016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

+1 (646) 952-8847
 (REGISTRANT’S TELEPHONE NUMBER)

Date of Report (Date of earliest event reported):

August 22nd 2016

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 22nd, 2016, White Fox Ventures, Inc. (The Company) entered into a Private Placement Agreement with NQ Minerals PLC,  (“NQ”) an Australian advanced exploration mining company focused on projects with proven mineral endowment. NQ is listed in London under the symbol of NQMI. Under the terms of the Agreement, the Company shall invest $2,500,000 over the next eight months, with $150,000- having been sent upon execution of the Agreement. Said investment gives the Company up to 15% equity ownership in NQ Minerals PLC based on the total shares issued and outstanding of 150M in NQ as of August 16th, 2016 and the right to name one member to its Board of Directors.

ITEM 9.01	EXHIBITS

(d) Exhibits.

10.1           Private Placement Agreement

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29th, 2016	By: /s/ Shinsuke Nakano Shinsuke Nakano Chief Executive Officer